Exhibit 13.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Tanzanian Royalty Exploration Corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended August 31, 2015 as filed with the Securities and Exchange Commission (the “Form 20-F”) that, to the best of their knowledge:

(1)

the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:

December 28, 2015

/s/ James E. Sinclair
James E. Sinclair, President and Chief Executive Officer (Principal Executive Officer)

/s/ Marco Guidi
Marco Guidi Chief Financial Officer (Principal Financial Officer)